SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to ss.240.14a-11(c) or  ss.240.14a-12

                      TECHNICAL COMMUNICATIONS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                 M. Mahmud Awan
                                Philip A. Phalon
                                Robert B. Bregman
                            William C. Martindale, Jr
     (Name of person(s) filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


     2) Form, Schedule or Registration Statement No.:


     3) Filing party:


     4) Date Filed:

                                                                June ____, 1998



Dear Fellow Technical Communications Corporation Stockholder:

     M. Mahmud Awan, Philip A. Phalon, Robert B. Bregman and William C. Martindale, Jr., (the "Group"), stockholders of Technical Communications Corporation who collectively own 17.2% of the outstanding Common Stock of the Company, have formed a group for purposes of conducting a proxy context in order to replace at least a majority of the Board of Directors of Technical Communications Corporation.

     We seek your support for our slate of two nominees for election to the Board of Directors at the July 17, 1998 Annual Meeting. Depending upon the resolution of a state court action currently pending in a Massachusetts court (see the section entitled "Litigation" in the enclosed Proxy Statement for a description of such litigation), the Group may propose three additional nominees to serve on the Board of Directors of the Company.

                  PLEASE READ THE ENCLOSED PROXY STATEMENT AND
                       VOTE THE PROXY FOR THE ELECTION OF
                       THE GROUP'S NOMINEES FOR DIRECTORS


                          READ OUR PROXY STATEMENT AND
                              VOTE THE PROXY TODAY!

                             On behalf of the Group

                                                     Sincerely,


                                                     Philip A. Phalon

                                                     M. Mahmud Awan

_______________________________________________________________________________
          If you have any questions or desire assistance in voting your shares, please call:

                            MACKENZIE PARTNERS, INC.
                           156 Fifth Avenue, 9th Floor
                               New York, NY 10010
                            (212) 929-5500 (collect)
                                       or
                         CALL TOLL-FREE (800) __________

             PROXY STATEMENT IN OPPOSITION TO THE BOARD OF DIRECTORS
                     OF TECHNICAL COMMUNICATIONS CORPORATION

                         Annual Meeting of Stockholders
                                  July 17, 1998


     This Proxy Statement is furnished to holders ("Stockholders") of the common stock, par value $.10 per share (the "Common Stock"), of Technical Communications Corporation ("TCC" or the "Company") in connection with the solicitation of proxies by M. Mahmud Awan, Philip A. Phalon, Robert B. Bregman and William C. Martindale, Jr. (the "Group") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") and all adjournments thereof, which is scheduled for July 17, 1998, to be held at a location to be specified by TCC.

     As of June 5, 1998, the Group beneficially owned 220,328 shares of Common Stock, or 17.2% of the outstanding shares of Common Stock of the Company. This Proxy Statement and the related proxy are first being mailed to Stockholders on or about June ___, 1998. The principal executive offices of the Company are located at 100 Domino Drive, Concord, Massachusetts 01742 and its phone number is (978) 287-5100.

     The Group is conducting this solicitation to elect a slate of two nominees to serve as directors of the Company (the "Group Nominees") until their successors are duly elected and qualified, in opposition to the nominees proposed by the Company. The Group urges you to sign, date and return the enclosed proxy card so that the Group may represent and vote your shares at the Annual Meeting for the election of the two Group nominees as directors. In order to provide a convenient means by which your shares can be voted for the Group Nominees, and on any other matters presented at the Annual Meeting, the enclosed proxy card authorizes representatives of the Group, with full powers of substitution and resubstitution, to vote your shares at the Annual Meeting and any adjournments thereof. If you have signed the proxy provided by the Company, you may revoke it at any time by signing and dating the enclosed proxy, which must be dated after the date that you signed the Company's proxy. You may revoke your proxy at any time before it is exercised by filing with the Group, c/o Mackenzie Partners Inc., 156 Fifth Avenue, 9th Floor, New York, New York, or with the Clerk of the Company at its principal executive offices, a letter revoking it or a duly executed proxy bearing a later date, or by appearing in person and voting at the Annual Meeting. All proxies will be voted in accordance with instructions thereon. ANY PROXY WHICH HAS BEEN EXECUTED BUT UPON WHICH NO INSTRUCTION HAS BEEN INDICATED WILL BE VOTED "FOR" THE ELECTION OF THE GROUP NOMINEES.

     Only Stockholders of record on May 29, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. Based upon the list of Stockholders certified by the transfer agent, the Company had _____________ outstanding shares of Common Stock at the close of business on the Record Date. Each share entitles the holder of record to one vote with respect to the election of two directors to be elected at the Annual Meeting.

                                    IMPORTANT

     Carefully review this Proxy Statement and the enclosed materials. YOUR PROXY IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON YOUR PROXY IS THE ONLY MEANS AVAILABLE FOR YOU TO VOTE FOR ANY NOMINEE FOR DIRECTOR. No matter how may or how few shares you own, please vote FOR the Group Nominees by so indicating and by signing, dating and mailing the enclosed proxy card promptly. If you already have signed the Company's proxy for its nominees, you may still sign the Group's proxy. The proxy with the latest date will be counted.

     If you own shares of the Company but your stock certificate is held for you by a brokerage firm, bank or other institution, it is very likely that the stock certificate is actually in the name of such brokerage firm, bank or other institution. If so, only they can execute a proxy card and vote yours shares of Common Stock. The brokerage firm, bank, or other institution holding the shares for you is required to forward proxy materials to you and solicit your instructions with respect to the granting of proxies. The brokerage firm, bank, or other institution holding the stock for you cannot vote you shares unless they receive your specific instructions.

     IF YOU HAVE ANY QUESTIONS OR DESIRE ASSISTANCE IN VOTING YOUR PROXY, PLEASE CONTACT A MEMBER OF THE GROUP BY CALLING PHILIP A. PHALON AT(781) 249____OR
CALL:

                            MACKENZIE PARTNERS, INC.
                           156 Fifth Avenue, 9th Floor
                               New York, NY 10010

                       CALL TOLL-FREE (800) _____________
                                       or
                             (212) 929-5500 COLLECT

                INTEREST OF PARTICIPANTS IN ELECTION OF DIRECTORS

     The members of the Group entered into an Agreement (the "Agreement") dated as of April 3, 1998 whereby they agreed to file a joint Schedule 13D with respect to the shares of Common Stock beneficially owned by each member of the Group. The members of the Group agreed that, in the event that a member of the Group desires to sell his shares of Common Stock, each other member of the Group shall have a right of first refusal with respect to the purchase of such selling member's shares of Common Stock. The Agreement was filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Group's Schedule 13D, which was filed with the Commission on April 3, 1998.

                                 GROUP NOMINEES

     Certain information concerning each nominee for Director of the Company is set forth below. Each of the Group Nominees has consented to serve as a director if elected and intends to discharge his duties as a director in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. Except as described in this Proxy Statement, there are no arrangements or understandings between any Group Nominee and any other person pursuant to which he was selected as a nominee. The Group Nominees will not bear any portion of the expenses of this proxy solicitation and the Group has agreed to reimburse all out-of-pocket expenses incurred by the Group Nominees and to indemnify each Group Nominee for any liability incurred in connection with the Group's solicitation of proxies. All information contained in this Proxy Statement concerning each Group Nominee has been furnished by each such Group Nominee.

                                 Beneficial
     Name, Age and               Ownership       Background and
     Business Address            of Shares       Present Occupation


     Philip A. Phalon (69)        2,250(1)       Self-employed international
     40 Salem Street                             marketing and business
     Lynnfield, MA  01940                        consultant and private
                                                 investor from October 1990
                                                 to the present.  Interim
                                                 President of the Company
                                                 from May 1994 to March 1995.
                                                 Director of the Company
                                                 from August 1994 to the
                                                 present.

      Ernest R. Fenton (51)            0         Self-employed business
      4 Johns Lane                               consultant specializing in
      Lexington, MA 02173                        turnaround of underperforming
                                                 international businesses,
                                                 from _______ to the present.



(1) Mr. Phalon beneficially owns 2,250 shares of Common Stock of which 500 shares are owned directly by Mr. Phalon; 1,750 shares are issuable upon exercise of stock options which are currently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the Company's fiscal year ended September 27, 1997, no Group Nominee had any contractual or other relationship with the Company, other than Mr. Phalon, who served as a Director of the Company, for which he received the same compensation as was paid generally to all other non-employee Directors.

                                   LITIGATION

     As previously disclosed by the Company in a Current Report on Form 8-K, filed January 27, 1998, after an internal review of certain historical foreign contracts, the Company announced certain remedial measures including formation of a committee to recommend changes in its financial control and accounting procedures and the adoption of a code of ethics and a compliance program. In the same announcement, the Company disclosed that James McCalmont had resigned from the Board of Directors and that Arnold McCalmont, Chairman of the Board, would not seek re-nomination. At a meeting of the Board on January 26, 1998, Mr. Phalon had informed the Board that he was considering proposing a new slate of Director nominees and that he would not seek reelection with the current Board. On April 8, 1998, Mr. Phalon demanded from the Company a list of Stockholders and related materials.

     As of May 22, 1998, the Stockholder list and related materials requested by Mr. Phalon on April 8, 1998 had not been provided. On May 22, 1998 Mr. Phalon and Dr. Awan initiated a lawsuit against the Company and its directors (other than Mr. Phalon) in the Massachusetts Superior Court, Middlesex County, entitled Philip A. Phalon and M. Mahmud Awan v. Technical Communications Corporation, Arnold M. McCalmont, Herbert A. Lerner, Robert T. Lessard, Carl H. Guild, Mitchell B. Briskin, Donald Lake and Thomas B. Peoples, Civil Action No. 98-2553. The complaint alleges that the individual director defendants: (i) breached their fiduciary duties to the Stockholders of the Company by engaging in self-dealing transactions, including but not limited to the historical foreign contracts which gave rise to the internal review; (ii) engaged in concealment of illegal and possibly criminal conduct by officers and directors of the Company; (iii) denied Mr. Phalon access to the Company's Stockholder lists and related material in violation of state and federal law; and (iv) illegally acted to entrench themselves as the Company's Board of Directors by actions taken at the April 30, 1998 Board meeting. Mr. Phalon and Dr. Awan are seeking injunctive relief: (i) requiring the Company to produce the Stockholder list and related materials; (ii) rescinding and revoking the by-law amendment adopted by the Board at its April 30, 1998 meeting which creates a classified Board of Directors consisting of three classes elected for staggered three year terms; and (iii) enjoining other similar actions until after the Annual Meeting. Mr. Phalon and Dr. Awan also are seeking a declaratory judgment that the by-law amendment adopted at the April 30, 1998 meeting is invalid, null and void. A copy of the Verified Complaint commencing the lawsuit was filed with the Commission on May 22, 1998 as an exhibit to the Group's Amendment No. 2 to its statement on Schedule 13D.

                              STOCKHOLDER PROPOSAL

     By letter dated May 8, 1998, Graham R. Briggs, the former Chief Financial Officer of the Company, gave notice to the Company pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934 that he intended to appear, in person or by duly authorized representative, at the 1998 Annual Meeting of Stockholders of the Company to present the proposal set forth below for action by the Stockholders.

Proposal:

     "That the actions taken on April 30, 1998 by the Company's Board of Directors to classify the Board into three (3) classes having staggered terms be revoked."

Background:

     Pursuant to the Massachusetts Business Corporation Law and the Company's by-laws, an annual meeting of Stockholders for the year beginning September 28, 1997 should have occurred no later than March 31, 1998. In prior years, such annual meeting has been held in February. On April 29, 1998, Mr. Phalon and Dr. Awan demanded that the Company set a record date and a meeting date for the Annual Meeting. On April 30, 1998, the Board voted, among other things, to set May 29, 1998 as the Record Date and July 17, 1998 as the date for the Annual Meeting of Stockholders.

     At the April 30, 1998 Board meeting, the majority of the incumbent Board members took action to entrench themselves by (i) adopting a by-law amendment increasing from 10% to 40% the percentage of outstanding shares of Common Stock necessary to call a special meeting of Stockholders and (ii) "opting in" to a staggered board scheme previously eschewed by the Company, even though it has been available by statute to Massachusetts public companies since 1990. Thus, without Stockholder vote, the Board extended the terms of the majority of the directors already serving by five years in the aggregate and elected two out of three new Directors to serve an aggregate of over three years.

     The Group has evaluated the proposal and supports it as being in the best interest of the Stockholders. The Group believes the amendments to the Company's by-laws, increasing from 10% to 40% the percentage of outstanding shares necessary to call a special meeting of Stockholders and "opting in" to a staggered Board scheme, usurps the role of the Stockholders, imposes a majority of Directors not subject to re-election for an extended period and breaches the duty of the Directors to the Stockholders. For example, increasing the minimum percentage required to call a special meeting of Stockholders to 40% from 10% (although ostensibly permissible under Massachusetts law has the practical effect of establishing a roadblock for the Group of action by other
Stockholders. Furthermore, "opting-in" to the staggered Board statute, among other things, limits the rights of Stockholders to remove directors, until the end of their three-year term, only for statutorily defined "cause"*.


     Massachusetts laws provide that stockholders have the power to repeal any by-laws adopted by a Board of Directors. The Group believes the action of the incumbent Board of Directors to effectively block the right of Stockholders to call a special meeting of Stockholders and to entrench the incumbent Board of Directors, must be dealt with by a firm denunciation by the Stockholders. The Group urges each Stockholder to vote FOR the Stockholder Proposal on the Proxy Card.

     For text of Mr.  Brigg's  statement  in  support of his  proposal,  and the
Company's  statement  in  opposition,   please  refer  to  the  Company's  Proxy
Statement.

                      OTHER BUSINESS OF THE ANNUAL MEETING

     The Group is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. In the event that other matters properly come before the Annual Meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

                      OTHER INFORMATION REGARDING THE GROUP

     As of the date hereof, except for the Group, there are no other persons other than the Group Nominees who may be considered participants in this proxy solicitation pursuant to the rules and regulations of the Commission. Copies of the joint statement of the Group on Schedule 13D are available for inspection and copies may be obtained from the Commission at the same place and in the same manner as set forth under the caption "ADDITIONAL INFORMATION."

     Except as otherwise described in this Proxy Statement, no member of the Group, nor any associate of any such person, nor to the best of the knowledge of the Group, any of the Group Nominees or any of their associates, (i) beneficially owns or has any right to acquire any equity securities of the Company, (ii) owns any securities of the Company of record but not beneficially or (iii) owns beneficially any securities of any parent or subsidiary of the Company. Except as set forth on Schedule II to this Proxy Statement, no member of the Group nor, to the best of the knowledge of the Group, any of the Group Nominees or the other persons referred to above, has effected any transactions in such equity securities during the past two years.

     Except as otherwise set forth in this Proxy Statement, no member of the Group, the Group Nominees or any of the associates of any such persons has any contract, arrangement, understanding or relationship with another person with respect to any securities of the Company, including, but not limited to, any contract, arrangement, or option arrangements, puts or calls, guarantees of loans, guarantees against loss or guarantees of profits, division of losses or profits or the giving or withholding of proxies. No member of the Group, nor to the best of the knowledge of Group, any of the Group Nominees or any associate of such person, has (i) since May 1, 1996 had any transaction with the Company or any of its executive officers, directors or affiliates that would require disclosure under the rules of the Commission, (ii) any agreement, arrangement or understanding with respect to future employment by the Company, and (iii) any arrangement or understanding with respect to any future transactions to which the Company will or may be a party, except as otherwise disclosed herein. Except as set forth herein, there have been no contacts, negotiations or transactions since May 1, 1996 between the Group or any member of the Group, nor to the best of the knowledge of the Group, any of the Group Nominees or any associate of such person and the Company or its subsidiaries, concerning a merger, consolidation or acquisition, a tender offer or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets.

                             ADDITIONAL INFORMATION

     For information concerning the beneficial ownership of securities of the Company by the Company's management and the principal holders of such securities and certain other matters relevant to this proxy solicitation, reference is made to the Company's Proxy Statement.

     The information concerning the Company contained in the Proxy Statement has been taken from or based upon publicly available annual, quarterly and current reports, proxy statements and other reports and documents on file with the Commission and other public sources. Documents filed with the Commission may be inspected and copied at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Certain reports and other information may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.


                               GENERAL INFORMATION

     Proxies will be solicited by mail, telephone, telegraph, telex, facsimile transmission and in person. Proxies may be solicited by the members of the Group and by the Group Nominees. No such person will receive additional compensation for such solicitation.

     In addition, the Group has retained Mackenzie Partners Inc. for communications, solicitation and advisory services in connection with this proxy solicitation, for which it will be paid a fee not to exceed $_________ and will be reimbursed for its reasonable expenses. Mackenzie Partners Inc. will solicit proxies from individuals, brokers, banks' nominees and other institutional holders. It is anticipated that Mackenzie Partners Inc. will use approximately ___ persons in this proxy solicitation.

     Banks, brokerage houses and other custodians, nominees and other custodians, nominees and fiduciaries have been requested to forward the solicitation materials to the beneficial owners of shares of Common Stock and the Group will reimburse them for their reasonable and customary fees and out-of-pocket expenses.

     The total expenditures relating to this proxy solicitation will be borne by the Group. Such expenditures, including fees for attorneys, advertising, printing, transportation, and other costs incidental to the solicitation are estimated to be approximately $________. Of this amount, approximately $__________ of costs and expenses have been incurred to date. The Group intends to seek reimbursement from the Company for its costs and expenses incurred in connection with this proxy solicitation if the Group Nominees are elected to the Board of Directors, and the Group believes such reimbursement does not require a vote of Stockholders.

                              VOTING OF PROXY CARDS

     Shares of Common Stock represented by properly executed proxy cards will be voted at the Annual Meeting as marked, and in the absence of specific instructions will be voted "FOR" the Group Nominees and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting and of which the Group was not aware a reasonable time before the date thereof, that are to be presented at the Annual Meeting, including all motions for adjournment of the Annual Meeting, unless otherwise indicated in this Proxy Statement.

                         REVOCABILITY OF SIGNED PROXIES

     A proxy executed by a holder of shares of Common Stock may be revoked at any time before its exercise by sending a written revocation, by submitting another proxy with a later date or by appearing in person at the Annual Meeting and voting. A written revocation must clearly state that the proxy to which it relates is no longer effective and must be executed and delivered prior to the time that the action authorized by the executed proxy is taken. The revocation may be delivered either to the Group, care of Philip A. Phalon, 40 Salem Street, Lynnfield, MA 01940, or to the Company at 100 Domino Drive, Concord, MA 01742, or to Mackenzie Partners Inc. at the address set forth in this Proxy Statement. Although a revocation or a later dated proxy delivered only to the Company will be effective, the Group requests that if a revocation or subsequent proxy is delivered to the Company a photostatic copy of the revocation or subsequent proxy also be delivered to the Group so that it will be aware of such revocation.

     THE RETURN OF A SIGNED AND DATED PROXY CARD WILL FULLY REVOKE ANY PREVIOUSLY DATED PROXY CARD YOU MAY HAVE RETURNED. THE LATEST DATED PROXY CARD IS THE ONLY ONE THAT COUNTS.

                                  OTHER MATTERS

     The Group is not aware of any matters, other than those discussed herein, to be considered at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, including any motion to adjourn the Annual Meeting prior to taking of a vote on the Group Nominees, the persons named in the proxy card, or their substitutes, will vote in their discretion all shares of Common Stock covered by proxy cards with respect to such matters unless such discretionary authority of the named proxies is limited by Rule 14a-4(c)(5) of the Exchange Act to matters incident to the conduct of the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Dated:  June ___, 1998

                                                       On behalf of the Group,


                                                       Philip A. Phalon


                                                       M. Mahmud Awan

                                   Schedule I

     Set forth below is the name, business address, present principal occupation and place of employment of each of the participants in this solicitation.

                                                        Present Principal
     Name of Participant        Business Address        Occupation

     Philip A. Phalon(1)        40 Salem Street         Self-employed
                                Lynnfield, MA 01940     international marketing
                                                        and business consultant
                                                        and private investor

     M. Mahmud Awan             240 Sturbridge Road     Chairman and Chief
                                Charlton City, MA 01506 Executive
                                                        Officer of TechMan
                                                        International
                                                        Corporation, a
                                                        manufacturer of fibre
                                                        optic medical devices
                                                        and communications
                                                        systems

     Robert B. Bregman          46 Raydon Road Ext.     Sales consultant-
                                York, ME 03109-1625     Nissan of Exeter, NH

     William C. Martindale, Jr. 200 Four Falls          Chief Executive Officer
                                Corporate Ctr.          of Martindale Andres
                                Suite 200               & Company, Inc., an
                                W. Conshohocken, PA     investment management
                                19428-2960              firm

     Ernest R. Fenton           4 Johns Lane            Self-employed business
                                Lexington, MA  02173    consultant specializing
                                                        in turnaround of under-
                                                        performing international
                                                        businesses



(1) Currently serves as a director of the Company.

                                   Schedule II

     The following table sets forth information with respect to all purchases and sales of the Common Stock of the company by each of the members of the Group and the Group Nominees, or any associate of any such person, during the past two years.

               Name and Date                           Number Of Shares Of
                                        Common Stock Purchased (Sold) [2 years]

               Philip A. Phalon (1)

                    2/22/95.............................................500

               M. Mahmud Awan (2)

                    8/14/97.............................................100
                    8/14/97.............................................100
                    8/15/97...........................................1,000
                    8/21/97...........................................1,000
                    8/29/97...........................................3,000
                    9/8/97............................................2,200
                    9/9/97............................................1,500
                    9/12/97...........................................1,000
                    9/16/97...........................................1,000
                    9/18/97...........................................1,000
                    10/1/97...........................................1,500
                    10/1/97...........................................1,500
                    10/2/97...........................................1,000
                    10/3/97.............................................300
                    10/3/97...........................................2,000
                    10/22/97............................................500
                    11/13/97............................................500
                    11/14/97............................................500
                    11/19/97..........................................1,000
                    11/24/97..........................................1,000
                    12/1/97...........................................1,000
                    12/4/97...........................................1,000
                    12/8/97...........................................1,000
                    12/10/97..........................................1,000
                    12/15/97..........................................1,000
                    12/16/97..........................................1,000
                    12/18/97..........................................2,500
                    12/18/97..........................................3,000
                    12/19/97..........................................3,000
                    12/19/97..........................................1,000
                    12/22/97..........................................2,500
                    12/24/97..........................................1,000
                    12/26/97..........................................1,000
                    12/26/97..........................................1,000
                    1/2/98............................................1,000
                    1/2/98............................................1,000
                    1/2/98............................................1,000
                    1/6/98..............................................200
                    1/6/98............................................1,000
                    1/7/98............................................1,000
                    1/7/98............................................2,000
                    1/7/98............................................1,000
                    1/9/98..............................................274
                    1/12/98...........................................1,074
                    1/13/98...........................................1,500
                    1/22/98...........................................1,000
                    1/22/98...........................................1,500
                    1/23/98...........................................1,000
                    1/26/98...........................................1,000
                    1/26/98...........................................1,500
                    1/28/98.............................................730
                    1/29/98...........................................3,000
                    1/30/98...........................................2,000
                    1/30/98...........................................2,000
                    2/3/98........................................1,000 (3)
                    2/3/98........................................2,000 (3)
                    2/5/98........................................2,000 (3)
                    2/6/98........................................1,000 (3)
                    2/11/98...........................................2,000
                    2/11/98...........................................3,000
                    2/17/98...........................................1,000
                    2/18/98...........................................2,000
                    2/18/98.......................................1,000 (3)
                    2/19/98.......................................1,000 (3)
                    2/20/98.......................................1,000 (3)
                    2/23/98.......................................2,000 (3)
                    2/23/98.......................................2,000 (3)
                    2/24/98.......................................2,000 (3)
                    2/24/98.......................................1,500 (3)
                    2/24/98.......................................1,500 (3)
                    2/25/98.........................................200 (3)
                    2/25/98.......................................2,000 (3)
                    2/26/98.........................................500 (3)
                    2/27/98.......................................1,000 (3)
                    3/16/98.........................................100 (3)
                    3/16/98.......................................1,000 (3)
                    3/18/98.......................................1,000 (3)
                    3/23/98.......................................1,000 (3)
                    3/24/98.......................................1,000 (3)
                    3/25/98.......................................1,000 (3)
                    3/26/98.........................................500 (3)
                    3/26/98.......................................1,000 (3)
                    4/2/98........................................3,000 (3)
                    4/7/98............................................3,000
                    4/24/98...........................................1,000
                    4/28/98...........................................1,000
                    4/28/98...........................................1,000
                    4/29/98...........................................2,000
                    4/30/98...........................................1,000
                    4/30/98...........................................1,000
                    4/30/98...........................................1,000
                    5/4/98............................................1,000
                    5/20/98.......................................3,000 (3)

               Robert B. Bregman (4)......................................0

               William C. Martindale, Jr. (5)

                    12/19/96..........................................2,000

               Ernest R. Fenton...........................................0

______________________________
(1) Mr. Phalon beneficially owns 2,250 shares of Common Stock of which 500 shares are owned directly by Mr. Phalon; 1,750 shares are issuable upon exercise of stock options which are currently exercisable.

(2) Mr. Awan owns 138,378 shares of Common Stock (of which 78,000 are owned by Mr. Awan directly and 60,378 of which are owned of record by TechMan International Corporation, which is wholly owned by Mr. Awan).

(3)  Indicates date of trade (as compared to settlement date).

(4) Mr. Bregman beneficially owns 2,500 shares of Common Stock indirectly (his wife, Susan J. Pape, is the owner of record of such shares; Mr. Bregman has voting and dispositive power).

(5) Mr. Martindale owns 10,000 shares of Common Stock (of which 6,100 he holds directly, 3,700 he holds in his individual retirement account and 200 are owned by his wife) and, through discretion over client accounts, shares the power to vote an additional 67,000 shares as to which he disclaims beneficial ownership.



* M.G.L.  c. 156B  ss.50A(e)(2)  defines  "cause" as (i) conviction of a felony;
(ii) declaration of unsound mind by order of court; (iii) gross dereliction of duty; (iv) commission of an action involving moral turpitude; or (v) commission of an action which constitutes intentional misconduct or knowing violation of the law which results in an improper substantial personal benefit and a material injury to the Company.

                      TECHNICAL COMMUNICATIONS CORPORATION
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  July 17, 1998
     THIS PROXY IS SOLICITED ON BEHALF OF PHILIP A. PHALON, M. MAHMUD AWAN,
                ROBERT B. BREGMAN AND WILLIAM C. MARTINDALE, JR.


     The undersigned hereby authorizes and appoints Philip A. Phalon and M. Mahmud Awan, and each of them, as proxies with full power of substitution, to vote all shares of Common Stock of TECHNICAL COMMUNICATIONS CORPORATION held of record on May 29, 1998 by the undersigned at the Annual Meeting of Stockholders to be held at 10:00 a.m. (E.D.S.T.) on July 17, 1998, and any adjournment or postponement thereof.

     This proxy when properly executed will be voted (i) as directed below, or, in the absence of such direction, this proxy will be voted FOR the specified nominees in Proposal 1 and (ii) in accordance with the judgment of the proxies upon other matters that may properly come before said meeting or any adjournments or postponements thereof.

A VOTE FOR PROPOSALS NO. 1 AND NO. 2 IS STRONGLY RECOMMENDED.
(Continued and to be signed on reverse side)
______________________________________________________________________________
PROPOSAL 1 - Election of Philip A. Phalon and Ernest R. Fenton and as directors


___ FOR all nominees  listed (except             ___ WITHHOLD AUTHORITY to vote
    Cumulative votes for one or more
    as marked to the contrary below)
    for all nominees as follows:

(INSTRUCTION:  To withhold authority to vote         Nominees:
for any individual nominee(s), write the name(s)     Philip A. Phalon
of such nominee(s) on the line below.)               Ernest R. Fenton

__________________________________________

______________________________________________________________________________
PROPOSAL 2 - Stockholder Proposal (to revoke the Board of Director's action to classify the Board into three (3) classes having staggered terms)

___ FOR                ___ AGAINST                                   ___ABSTAIN




PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

This Proxy must be signed exactly as             Dated: _____________, 1998
the name of the Stockholder(s) appears
on this card.                                    Signature:____________________

                                                 Signature:____________________
                                                           (if held jointly)